SECOND AMENDMENT
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


The Canandaigua Brands, Inc. Supplemental Executive Retirement Plan, as amended (the "SERP"), is hereby further amended as follows:

                                        I

     The name of the SERP is hereby changed to "Constellation Brands, Inc. Supplemental Executive Retirement Plan."

                                       II

     The reference to "Canandaigua Brands, Inc. (the "Company")" in Section 1.1 of the SERP is hereby replaced with "Canandaigua Brands, Inc. (effective September 19, 2000, renamed Constellation Brands, Inc.) (the "Company")."

                                       III

     The reference to the "Canandaigua Brands, Inc. 401(k) and Profit Sharing Plan" in Section 1.2 of the SERP is hereby changed to "Constellation Brands, Inc. 401(k) and Profit Sharing Plan, f/k/a Canandaigua Brands, Inc. 401(k) and Profit Sharing Plan."

                                       IV

     Except as amended herein, the SERP, as adopted, shall remain in full force and effect.


Executed, in multiple originals, this 21st day of December, 2000.


                                        CONSTELLATION BRANDS, INC.


                                        By: /s/ George H. Murray
                                            --------------------------------
                                            George H. Murray,
                                            Chief Human Resources Officer